                          ANNUAL REPORT JULY 31, 1999


                                  OPPENHEIMER

                                   LARGE CAP
                                  GROWTH FUND

                                    [PHOTO]

                            [OPPENHEIMERFUNDS LOGO]
                            THE RIGHT WAY TO INVEST

CONTENTS

3    President's Letter

5    An Interview
     with Your Fund's
     Manager

10   Fund Performance

14   Financial
     Statements

30   Independent
     Auditors' Report

31   Federal
     Income Tax
     Information

32   Officers and
     Trustees

36   Information and
     Services


REPORT HIGHLIGHTS
-------------------------------------------------------------------------------

- A COMBINATION OF TECHNICAL AND FUNDAMENTAL ANALYSES helps us discover large companies that we believe are most likely to provide positive earnings surprises.

- OUR DE-EMPHASIS ON CONSUMER STAPLES BENEFITED THE FUND'S PERFORMANCE. The sector's relative earnings proved disappointing compared to the more economically sensitive sectors.


CUMULATIVE TOTAL RETURNS
For the Period from
12/17/98 to 7/31/99

CLASS A
Without                 With
Sales Chg.(1)           Sales Chg.(2)
--------------------------------------
19.30%                  12.44%
--------------------------------------

CLASS Y
Without                 With
Sales Chg.(1)           Sales Chg.(2)
--------------------------------------
19.50%                  19.50%
--------------------------------------

For the Period from
3/1/99 to 7/31/99

CLASS B
Without                 With
Sales Chg.(1)           Sales Chg.(2)
--------------------------------------
13.45%                  8.45%
--------------------------------------

CLASS C
Without                 With
Sales Chg.(1)           Sales Chg.(2)
--------------------------------------
13.45%                  12.45%
--------------------------------------


Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. Cumulative total returns are not annualized. IN REVIEWING PERFORMANCE AND RANKINGS, PLEASE REMEMBER THAT PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. BECAUSE THE STOCK MARKET CAN BE VOLATILE, THE FUND'S PERFORMANCE MAY BE SUBJECT TO SUBSTANTIAL SHORT-TERM CHANGES. FOR UPDATES ON THE FUND'S PERFORMANCE, PLEASE CONTACT YOUR FINANCIAL ADVISOR, CALL US AT 1-800-525-7048 OR VISIT OUR WEBSITE, WWW.OPPENHEIMERFUNDS.COM.

1. Includes changes in net asset value per share without deducting any sales charges.

2. Class A returns include the current maximum initial sales charge of 5.75%. Class B returns include the applicable contingent deferred sales charge of 5%. Class C returns include the contingent deferred sales charge of 1%. Class Y shares are offered to certain institutional investors under special agreement with the distributor. Class B and C shares are subject to an annual 0.75% asset-based sales charge. An explanation of the different performance calculations is in the Fund's prospectus. These total returns, which are cumulative returns, cover a short period of time, and may not be representative of performance of a fund, such as Oppenheimer Large Cap Growth Fund, that seeks capital appreciation for long-term investors.



                     2    Oppenheimer Large Cap Growth Fund

[PHOTO]


BRIDGET A. MACASKILL
President
Oppenheimer
Large Cap Growth Fund


DEAR SHAREHOLDER,
-------------------------------------------------------------------------------

In many ways, the 1999 investment environment has, so far, unfolded as many expected it would, producing both attractive opportunities and formidable challenges for investors.

     On the economic front, early worries about the effects of global weakness in the wake of last year's credit and currency crises have abated. Instead, as many econ-omies around the world begin to strengthen, concerns now center around whether the U.S. economy may be growing too quickly. Throughout the year, consumers in the United States have continued to spend and borrow heavily, more than offsetting any temporary slowdown in the industrial and export sectors.

     The economy's strength has not gone unnoticed by the nation's monetary policymakers. In an effort to ward off emerging inflationary pressures, the Federal Reserve Board increased short-term interest rates this past summer.

     Market reaction to robust economic growth has been mixed. The U.S. bond market has generally declined, as fixed income investors became increasingly concerned about the effects of rising interest rates.

     In the stock market, the performance of large-capitalization growth stocks, which has driven the market's advance over the past few years, has begun to moderate, and many previously out-of-favor value-oriented, mid-cap and small-cap stocks have rallied. At the same time, a healthy percentage of actively managed, diversified portfolios have once again begun to outperform unmanaged stock indices such as Standard & Poor's 500.

                                                              (over, please)

                      3  Oppenheimer Large Cap Growth Fund

At OppenheimerFunds, we applaud the Fed's pre-emptive strike against inflation. In our view, history has repeatedly demonstrated that most financial assets do best in a low-inflation environment. What's more, we believe that the move to higher interest rates should be temporary.

     One recent development is quite troublesome to us however: the increasing popularity of "day trading" among individuals seeking to make fast money in a volatile stock market. In our opinion, day trading is not investing, it is gambling. Experience proves that without extensive research and analysis, attempting to time short-term price swings is a fool's errand. Instead, we continue to encourage investors to maintain a long-term perspective that is measured in years, not days.

     Finally, while we remain alert to the potential impact of the Y2K issue, we are encouraged by the progress made in addressing the matter. At OppenheimerFunds, our shareholder accounting systems are already Y2K compliant, and we have successfully participated in all required industry-wide tests. We intend to continue re-testing our systems in order to help further protect against any potential problems. After all, whether in our computer accounting systems or the financial markets, managing risk is an important part of what makes OppenheimerFunds The Right Way to Invest.

Sincerely,

/s/ BRIDGET A. MACASKILL

Bridget A. Macaskill
August 20,  1999


                     4    Oppenheimer Large Cap Growth Fund

AN INTERVIEW WITH YOUR FUND'S MANAGER
-------------------------------------------------------------------------------

HOW HAS OPPENHEIMER LARGE CAP GROWTH FUND PERFORMED?

We are pleased with the Fund's performance since its inception on December 17, 1998, through the end of the fiscal year, July 31, 1999. The key to the Fund's performance was good sector allocation combined with careful stock selection. A review of the reporting period indi-cates that our emphasis on technology companies and de-emphasis on consumer staples benefited the Fund's performance. Within those and other sectors, we invested in individual stocks that performed particularly well.

[PHOTO]
PORTFOLIO MANAGEMENT
TEAM (L TO R)
Bruce Bartlett(1)
(Portfolio Manager)
Edward Amberger

HOW WOULD YOU DESCRIBE YOUR INVESTMENT APPROACH?

We consider ourselves growth-oriented investors who combine technical and fundamental analyses to find large-capitalization stocks that we believe will provide superior long-term returns. Our investment process begins with a computer screen of more than 500 large-cap companies that comprise the Russell 1000(R) Growth Index. Our computer model identifies individual companies that have the potential for above-average growth and may post positive earnings relative to expectations.


1. Effective 6/18/99, Bruce Bartlett became the Portfolio Manager of the Fund.

                     5   Oppenheimer Large Cap Growth Fund

"THE COMBINATION OF COMPUTER MODELING AND IN-DEPTH FUNDAMENTAL RESEARCH IS KEY TO OUR INVESTMENT APPROACH."

AN INTERVIEW WITH YOUR FUND'S MANAGER
--------------------------------------------------------------------------------

We then conduct thorough fundamental analyses of the companies on the list our computer model provides. Our goal in this phase of our approach is to determine whether a business's growth is sustainable over the foreseeable future. We also look for potential problems that might interrupt long-term growth trends. Such problems could be specific to the individual company, or they could be part of broader industrywide or economic developments. When we find a candidate that meets our criteria for both past and potential growth, we may consider it for the portfolio. We also pay close attention to diversification, ensuring that our sector concentrations fall within certain parameters relative to our benchmark. We also consider a company's valuation, which is its stock price relative to earnings and/or its stock price relative to book value.

HOW HAS THE STOCK MARKET PERFORMED SINCE THE FUND'S INCEPTION IN DECEMBER?

The large-capitalization segment of the U.S. stock market has performed quite well for several years. This was especially true early in the reporting period, when a number of large-cap growth stocks led the overall market's advance. At that time, most small-cap and mid-cap stocks had lagged the large-cap market segment substantially because of investors' concerns over economic weakness in certain overseas markets. Investors preferred the security of large, well-known companies with a history of consistent earnings growth.


                      6  Oppenheimer Large Cap Growth Fund

CUMULATIVE TOTAL RETURNS
For the Period from
12/17/98 to 6/30/99(2)

                 Since
                 Inception
----------------------------
CLASS A           14.70%
----------------------------
CLASS Y           21.90%
----------------------------

For the Period from
3/1/99 to 6/30/99(2)

                 Since
                 Inception
----------------------------
CLASS B           10.84%
----------------------------
CLASS C           14.94%
----------------------------

     Investor sentiment changed dramatically in April, however. When it became apparent that overseas markets were recovering and that the U.S. economy remained quite strong, investors began to feel more comfortable investing in stocks they had previously avoided. Consequently, market leadership shifted to companies--large, medium and small--that tend to respond favorably to stronger economic conditions.

HOW WAS THE FUND MANAGED IN THAT MARKET ENVIRONMENT?

Even though we predominantly invest in large-cap com-panies, we were well-positioned when investor sentiment shifted. Our technical and fundamental analyses helped us identify economically sensitive stocks in the technology and consumer cyclical market sectors, both of which provided attractive returns.

     Our security selection strategy also caused us to reduce our exposure to certain market sectors, including consumer staples and large-cap health care pharmaceuticals. Within the healthcare sector, we focused primarily on biotechnology companies. These businesses tend to be relatively immune to the financial pressures affecting other healthcare companies, and their earnings have grown as more bio-engineered medicines have obtained federal regulatory approval.


2. Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The inception date of Class A shares and Class Y shares is 12/17/98. The inception date of Class B and Class C shares is 3/1/99. The Class A returns include the current maximum initial sales charge of 5.75%. Class B returns include the applicable contingent deferred sales charge of 5%. Class C returns include the contingent deferred sales charge of 1%. Class Y shares are offered to certain institutional investors under special agreement with the distributor. Class B and C shares are subject to an annual 0.75% asset-based sales charge. An explanation of the different performance calculations is in the Fund's prospectus.


                     7   Oppenheimer Large Cap Growth Fund

AN INTERVIEW WITH YOUR FUND'S MANAGERS
--------------------------------------------------------------------------------

WHAT MARKET SECTORS CONTRIBUTED MOST TO PERFORMANCE?

Our technology holdings represented our top-performing investments during the reporting period. We received especially strong performance from Internet-related companies. Throughout the world, businesses are buying the trans-mission lines, servers and other hardware and software required to participate in the growth of "e-commerce." Accordingly, Fund holdings such as Cisco Systems, Inc., Sun Microsystems, Inc. and Microsoft Corp. have prospered.

     We also saw good performance from some of our retailers, which are considered consumer cyclical stocks. These companies have benefited from strong consumer spending. Retailers such as Intimate Brands, Inc., which owns the Victoria's Secret and Bath & Body Works stores, have seen double-digit increases in same-store sales. Elec-tronic goods retailers also provided attractive results, primarily through the sale of new technologies including digital cameras, wide-screen televisions and digital video players.

WHAT IS YOUR OUTLOOK FOR THE FORESEEABLE FUTURE?

We are optimistic. In our opinion, the favorable economic forces that caused April's shift in market leadership are likely to persist. Most of the world's economies appear to be growing, including the United States and, to a lesser extent, Europe. We expect Japan and the emerging markets in Southeast Asia and Latin America to gain strength as well.

     In this environment, we continue to favor technology and consumer cyclical stocks. That's because our technical and fundamental analyses indicate that these types of companies are most likely to provide the positive earnings momentum we seek.

                     8   Oppenheimer Large Cap Growth Fund

SECTOR ALLOCATION(3)

[PIE CHART]

- TECHNOLOGY             43.1%
- CONSUMER CYCLICALS     22.1
- HEALTHCARE             14.7
- CAPITAL GOODS          11.9
- CONSUMER STAPLES        3.3
- FINANCIAL               3.2
- ENERGY                  1.1
- COMMUNICATION
  SERVICES                0.6

If economic or market conditions change unexpectedly, however, we believe that our computer models and in-depth research will help us identify any new trends early. If such a scenario occurs, we expect to reposition the portfolio to emphasize companies likely to prosper in the new environment. In our view, maintaining this disciplined investment approach is part of The Right Way to Invest.


TOP 10 STOCK HOLDINGS(4)
-----------------------------------------------
General Electric Co.                     4.3%
-----------------------------------------------
Microsoft Corp. n                        3.7
-----------------------------------------------
Lucent Technologies, Inc.                3.1
-----------------------------------------------
Intel Corp.                              2.5
-----------------------------------------------
Cisco Systems, Inc.                      2.2
-----------------------------------------------
America Online, Inc.                     1.9
-----------------------------------------------
Hewlett-Packard Co.                      1.7
-----------------------------------------------
Amgen, Inc.                              1.6
-----------------------------------------------
Texas Instruments, Inc.                  1.6
-----------------------------------------------
Sun Microsystems, Inc.                   1.4
-----------------------------------------------

3. Portfolio is subject to change. Percentages are as of July 31, 1999, and are based on total market value of common stock holdings.

4. Portfolio is subject to change. Percentages are as of July 31, 1999, and are based on invested assets. While the Fund generally has invested under 10% of its assets in foreign securities, which are subject to exchange rate and political uncertainties, it may invest up to 10% by prospectus.

                      9  Oppenheimer Large Cap Growth Fund

FUND PERFORMANCE
-------------------------------------------------------------------------------

HOW HAS THE FUND PERFORMED? Below is a discussion, by the Manager, of the Fund's performance during its fiscal year ended July 31, 1999, followed by a graphical comparison of the Fund's performance to two appropriate broad-based market indices.

     - MANAGEMENT'S DISCUSSION OF PERFORMANCE
During the Fund's fiscal year that ended July 31, 1999, Oppenheimer Large Cap Growth Fund performed well. The Fund's returns were positively influenced by a rising U.S. stock market in a strong domestic economic environment. The Fund also benefited from its focus on large technology and consumer cyclical stocks at a time when those sectors provided higher returns than the overall stock market. On the other hand, the Fund's performance was constrained by declines in individual holdings that failed to meet earnings-growth expectations. In most cases, such stocks were eliminated from the portfolio. The Fund's portfolio holdings, allocations and strategies are subject to change.

     - COMPARING THE FUND'S PERFORMANCE TO THE MARKET
The graphs that follow show the performance of a hypothetical $10,000 investment in each class of shares of the Fund held until July 31, 1999. In the case of Class A and Class Y shares, performance is measured from inception of the Fund and of those classes on December 17, 1998. In the case of Class B and Class C shares, performance is measured from inception of the classes on March 1, 1999. The Fund's performance reflects the deduction of the maximum initial sales charge on Class A shares and the applicable contingent deferred sales charge for Class B and Class C shares. The graphs assume that all dividends and capital gains distributions were reinvested in additional shares.



                     10  Oppenheimer Large Cap Growth Fund

The Fund's performance is compared to the performance of Standard & Poor's (S&P) 500 Index, a broad-based index of equity securities widely regarded as a general measure of the performance of the U.S. equity securities market. The Fund's performance is also compared to the Russell 1000(R) Growth Index, an index of large-cap U.S. companies with a greater-than-average growth orientation. Index performance reflects the reinvestment of dividends but does not consider the effect of capital gains or transaction costs, and none of the data in the graphs that follow shows the effect of taxes. The Fund's performance reflects the effects of Fund business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the investments in the indices.


                     11  Oppenheimer Large Cap Growth Fund

FUND PERFORMANCE
-------------------------------------------------------------------------------

CLASS A SHARES

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:
Oppenheimer Large Cap Growth Fund (Class A), S&P 500 and Russell 1000(R) Growth Index

[The following table was originally a line graph in the printed materials.]

                Oppenheimer Large Cap                                  Russell 1000
                 Growth Fund Class A              S&P 500              Growth Index
                ---------------------             -------              ------------
12/17/98            9,425                         10,000                10,000
7/31/99            11,244                         10,887                10,694

CUMULATIVE TOTAL RETURN OF CLASS A SHARES OF THE FUND AT 7/31/99(1)

LIFE 12.44%


CLASS B SHARES

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:
Oppenheimer Large Cap Growth Fund (Class B), S&P 500 and Russell 1000(R) Growth Index

[The following table was originally a line graph in the printed materials.]

                Oppenheimer Large Cap                                  Russell 1000
                 Growth Fund Class B              S&P 500              Growth Index
                ---------------------             -------              ------------
3/1/99           10,000                            10,000                10,000
7/31/99          10,845                            10,786                10,584

CUMULATIVE TOTAL RETURN OF CLASS B SHARES OF THE FUND AT 7/31/99(2)

LIFE 8.45%


     The returns and the ending account values in the graphs show change in share value and include reinvestment of all dividends and capital gains distributions. The performance information for both indices in the graphs begins on 12/31/98 for Class A and Class Y shares, and 2/28/99 for Class B and Class C shares.

1. The inception of the Class A shares was 12/17/98. The cumulative total return shown is net of the applicable 5.75% maximum initial sales charge.

2. Class B shares of the Fund were first publicly offered on 3/1/99. The cumulative total return shown is net of the applicable 5% contingent deferred sales charges.


                     12   Oppenheimer Large Cap Growth Fund

CLASS C SHARES

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:
Oppenheimer Large Cap Growth Fund (Class C), S&P 500 and Russell 1000(R) Growth Index

[The following table was originally a line graph in the printed materials.]

                Oppenheimer Large Cap                                  Russell 1000
                 Growth Fund Class C              S&P 500              Growth Index
                ---------------------             -------              ------------
3/1/99           10,000                            10,000                10,000
7/31/99          11,245                            10,786                10,584

CUMULATIVE TOTAL RETURN OF CLASS C SHARES OF THE FUND AT 7/31/99(3)

LIFE 12.45%

CLASS Y SHARES

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:
Oppenheimer Large Cap Growth Fund (Class Y), S&P 500 and Russell 1000(R) Growth Index

[The following table was originally a line graph in the printed materials.]

                Oppenheimer Large Cap                                  Russell 1000
                 Growth Fund Class Y              S&P 500              Growth Index
                ---------------------             -------              ------------
12/17/98         10,000                            10,000                10,000
7/31/99          11,950                            10,887                10,694

CUMULATIVE TOTAL RETURN OF CLASS Y SHARES OF THE FUND AT 7/31/99(4)

LIFE 19.50%

3. Class C shares of the Fund were first publicly offered on 3/1/99. The cumulative total return shown is net of the applicable 1% contingent deferred sales charge.

4. The inception date for Class Y shares was 12/17/98. Class Y shares are offered to certain institutional investors under special agreement with the distributor.
Past performance is not predictive of future performance. Graphs are not drawn to same scale.


                     13   Oppenheimer Large Cap Growth Fund

STATEMENT OF INVESTMENTS July 31, 1999

                                                        MARKET VALUE
                                               SHARES   SEE NOTE 1
====================================================================
COMMON STOCKS--88.8%
--------------------------------------------------------------------
CAPITAL GOODS--10.6%
--------------------------------------------------------------------
AEROSPACE/DEFENSE--0.9%
Cordant Technologies, Inc.                        1,600     $ 71,700
--------------------------------------------------------------------
ELECTRICAL EQUIPMENT--6.9%
General Electric Co.                              3,200      348,800
--------------------------------------------------------------------
Sanmina Corp.(1)                                  1,100       71,844
--------------------------------------------------------------------
SPX Corp.(1)                                        800       68,000
--------------------------------------------------------------------
Symbol Technologies, Inc.                         2,100       82,556
                                                           ---------
                                                             571,200

--------------------------------------------------------------------
INDUSTRIAL SERVICES--0.7%
National Data Corp.                               1,300       54,275
--------------------------------------------------------------------
MANUFACTURING--2.1%
AlliedSignal, Inc.                                1,500       97,031
--------------------------------------------------------------------
Teleflex, Inc.                                    1,600       80,600
                                                           ---------
                                                             177,631

--------------------------------------------------------------------
COMMUNICATION SERVICES--0.5%
--------------------------------------------------------------------
TELECOMMUNICATIONS-LONG DISTANCE--0.5%
MCI World Com, Inc.(1)                              500       41,250
--------------------------------------------------------------------
CONSUMER CYCLICALS--19.7%
--------------------------------------------------------------------
AUTOS & HOUSING--1.8%
Fastenal Co.                                      1,200       70,950
--------------------------------------------------------------------
Maytag Corp.                                      1,100       76,587
                                                           ---------
                                                             147,537

--------------------------------------------------------------------
LEISURE & ENTERTAINMENT--0.9%
MGM Grand, Inc.(1)                                1,600       72,300
--------------------------------------------------------------------
RETAIL: GENERAL--3.0%
Dayton Hudson Corp.                               1,500       97,031
--------------------------------------------------------------------
Family Dollar Stores, Inc.                        3,000       62,812
--------------------------------------------------------------------
Saks, Inc.(1)                                     2,600       59,800
--------------------------------------------------------------------
Wal-Mart Stores, Inc.                               700       29,575
                                                           ---------
                                                             249,218

--------------------------------------------------------------------
RETAIL: SPECIALTY--11.6%
American Eagle Outfitters, Inc.(1)                1,200       46,350
--------------------------------------------------------------------
Bed Bath & Beyond, Inc.(1)                        1,100       37,331
--------------------------------------------------------------------
Best Buy Co., Inc.(1)                             1,100       82,087
--------------------------------------------------------------------
Circuit City Stores-Circuit City Group            1,600       75,600
--------------------------------------------------------------------
Gap, Inc.                                         2,400      112,200


                     14   Oppenheimer Large Cap Growth Fund

                                                        MARKET VALUE
                                                SHARES  SEE NOTE 1
--------------------------------------------------------------------
RETAIL; SPECIALTY (CONTINUED)
Intimate Brands, Inc., Cl. A                      1,665     $ 71,699
--------------------------------------------------------------------
Limited, Inc.                                     1,700       77,669
--------------------------------------------------------------------
Lowe's Cos., Inc.                                 1,500       79,125
--------------------------------------------------------------------
Ross Stores, Inc.                                 1,600       77,000
--------------------------------------------------------------------
Tandy Corp.                                       1,600       82,100
--------------------------------------------------------------------
Tiffany & Co.                                     1,600       80,500
--------------------------------------------------------------------
TJX Cos., Inc.                                    2,700       89,269
--------------------------------------------------------------------
Zale Corp.(1)                                     1,100       44,000
                                                           ---------
                                                             954,930

--------------------------------------------------------------------
TEXTILE/APPAREL & HOME FURNISHINGS--2.4%
Jones Apparel Group, Inc.(1)                      2,200       72,325
--------------------------------------------------------------------
Mohawk Industries, Inc.(1)                        2,100       58,669
--------------------------------------------------------------------
WestPoint Stevens, Inc.                           2,500       68,125
                                                           ---------
                                                             199,119

--------------------------------------------------------------------
CONSUMER STAPLES--2.9%
--------------------------------------------------------------------
BEVERAGES--0.8%
Coca-Cola Co. (The)                               1,100       66,344
--------------------------------------------------------------------
ENTERTAINMENT--0.8%
Outback Steakhouse, Inc.(1)                       2,100       70,087
--------------------------------------------------------------------
FOOD & DRUG RETAILERS--0.8%
U.S. Foodservice, Inc.(1)                         1,500       63,656
--------------------------------------------------------------------
HOUSEHOLD GOODS--0.5%
Procter & Gamble Co.                                500       45,250
--------------------------------------------------------------------
ENERGY--1.0%
--------------------------------------------------------------------
ENERGY SERVICES--1.0%
Dynegy, Inc.                                      3,500       84,000
--------------------------------------------------------------------
FINANCIAL--2.8%
--------------------------------------------------------------------
DIVERSIFIED FINANCIAL--2.8%
Associates First Capital Corp., Cl. A               900       34,481
--------------------------------------------------------------------
Freddie Mac                                       1,700       97,537
--------------------------------------------------------------------
Schwab (Charles) Corp.                            2,300      101,344
                                                           ---------
                                                             233,362

--------------------------------------------------------------------
HEALTHCARE--13.1%
--------------------------------------------------------------------
HEALTHCARE/DRUGS--6.7%
Amgen, Inc.(1)                                    1,700      130,687
--------------------------------------------------------------------
Biogen, Inc.(1)                                   1,200       82,575
--------------------------------------------------------------------
Bristol-Myers Squibb Co.                            300       19,950
--------------------------------------------------------------------
Chiron Corp.(1)                                   3,400       85,212

                     15   Oppenheimer Large Cap Growth Fund

                                                        MARKET VALUE
                                                SHARES  SEE NOTE 1
--------------------------------------------------------------------
HEALTHCARE/DRUGS (CONTINUED)
Genzyme Corp. (General Division)(1)               1,500     $ 84,844
--------------------------------------------------------------------
Genzyme Surgical Products(1)                        268        1,415
--------------------------------------------------------------------
Johnson & Johnson                                   100        9,212
--------------------------------------------------------------------
Medimmune, Inc.(1)                                  600       47,925
--------------------------------------------------------------------
Merck & Co., Inc.                                   800       54,150
--------------------------------------------------------------------
Pfizer, Inc.                                      1,000       33,938
                                                           ---------
                                                             549,908

--------------------------------------------------------------------
HEALTHCARE/SUPPLIES & SERVICES--6.4%
Bausch & Lomb, Inc.                                 900       64,631
--------------------------------------------------------------------
Boston Scientific Corp.(1)                        2,100       85,181
--------------------------------------------------------------------
Guidant Corp.                                     1,500       87,844
--------------------------------------------------------------------
Lincare Holdings, Inc.(1)                         2,100       63,000
--------------------------------------------------------------------
Sybron Corp. of Delaware(1)                       2,600       77,513
--------------------------------------------------------------------
United Healthcare Corp.                           1,300       79,300
--------------------------------------------------------------------
Universal Health Services, Inc., Cl. B(1)         1,600       68,100
                                                           ---------
                                                             525,569

--------------------------------------------------------------------
TECHNOLOGY--38.2%
--------------------------------------------------------------------
COMPUTER HARDWARE--6.8%
Adaptec, Inc.(1)                                  2,000       77,750
--------------------------------------------------------------------
Apple Computer, Inc.(1)                           1,500       83,531
--------------------------------------------------------------------
Comdisco, Inc.                                    3,000       72,375
--------------------------------------------------------------------
Hewlett-Packard Co.                               1,300      136,094
--------------------------------------------------------------------
Lexmark International Group, Inc., Cl. A(1)       1,200       75,600
--------------------------------------------------------------------
Sun Microsystems, Inc.(1)                         1,700      115,388
                                                           ---------
                                                             560,738

--------------------------------------------------------------------
COMPUTER SERVICES--1.8%
DST Systems, Inc.(1)                              1,200       79,650
--------------------------------------------------------------------
Gartner Group, Inc., Cl. A                        3,300       73,219
                                                           ---------
                                                             152,869

--------------------------------------------------------------------
COMPUTER SOFTWARE--13.1%
Adobe Systems, Inc.                               1,000       85,750
--------------------------------------------------------------------
America Online, Inc.(1)                           1,600      152,200
--------------------------------------------------------------------
Computer Associates International, Inc.           1,800       82,575
--------------------------------------------------------------------
Computer Sciences Corp.(1)                        1,200       77,250
--------------------------------------------------------------------
Compuware Corp.(1)                                2,600       72,150
--------------------------------------------------------------------
CSG Systems International, Inc.(1)                1,500       33,375
--------------------------------------------------------------------
Intuit, Inc.(1)                                     800       65,450


                     16   Oppenheimer Large Cap Growth Fund

                                                        MARKET VALUE
                                                SHARES  SEE NOTE 1
--------------------------------------------------------------------
COMPUTER SOFTWARE (CONTINUED)
Microsoft Corp.(1)                                3,500    $ 300,344
--------------------------------------------------------------------
Siebel Systems, Inc.(1)                           1,300       76,863
--------------------------------------------------------------------
Sterling Commerce, Inc.(1)                        2,000       52,500
--------------------------------------------------------------------
Unisys Corp.(1)                                   2,100       85,706
                                                          ----------
                                                           1,084,163

--------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT--8.0%
Cisco Systems, Inc.(1)                            2,900      180,163
--------------------------------------------------------------------
Lucent Technologies, Inc.                         3,900      253,744
--------------------------------------------------------------------
QUALCOMM, Inc.(1)                                   500       78,000
--------------------------------------------------------------------
Scientific-Atlanta, Inc.                          2,000       73,000
--------------------------------------------------------------------
Tellabs, Inc.(1)                                  1,200       73,875
                                                           ---------
                                                             658,782

--------------------------------------------------------------------
ELECTRONICS--8.5%
Intel Corp.                                       2,900      200,100
--------------------------------------------------------------------
JDS Uniphase Corp.(1)                               800       72,300
--------------------------------------------------------------------
Motorola, Inc.                                    1,000       91,250
--------------------------------------------------------------------
Texas Instruments, Inc.                             900      129,600
--------------------------------------------------------------------
Vitesse Semiconductor Corp.(1)                      700       44,713
--------------------------------------------------------------------
Waters Corp.(1)                                   1,400       83,650
--------------------------------------------------------------------
Xilinx, Inc.(1)                                   1,300       81,088
                                                           ---------
                                                             702,701
                                                           ---------
Total Common Stocks (Cost $6,809,074)                      7,336,589

                                                  FACE
                                                  AMOUNT
====================================================================
REPURCHASE AGREEMENTS--9.7%
--------------------------------------------------------------------
Repurchase agreement with PaineWebber,
Inc., 5.03%, dated 7/30/99, to be
repurchased at $800,335 on 8/2/99,
collateralized by U.S. Treasury Bonds,
7.625%, 2/15/07, with a value of
$213,824, and U.S. Treasury Nts.,
4%--7.125%, 2/29/00, with a value of
$603,196 (Cost $800,000)                       $800,000      800,000

--------------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE (COST $7,609,074)      98.5%   8,136,589
--------------------------------------------------------------------
OTHER ASSETS NET OF LIABILITIES                     1.5      125,608
                                                 -------  ----------
NET ASSETS                                        100.0%  $8,262,197
                                                 =======  ==========

1. Non-income-producing security.

See accompanying Notes to Financial Statements.



                     17   Oppenheimer Large Cap Growth Fund

STATEMENT OF ASSETS AND LIABILITIES  JULY 31, 1999


====================================================================================================
ASSETS
Investments, at value (cost $7,609,074)--see accompanying statement                       $8,136,589
----------------------------------------------------------------------------------------------------
Cash                                                                                          63,484
----------------------------------------------------------------------------------------------------
Receivables and other assets:
Shares of beneficial interest sold                                                            80,932
Interest and dividends                                                                           440
Other                                                                                          1,174
                                                                                        ------------
Total assets                                                                               8,282,619


====================================================================================================
LIABILITIES
Payables and other liabilities:
Shares of beneficial interest redeemed                                                        10,270
Shareholder reports                                                                            3,258
Registration and filing fees                                                                   2,370
Legal, auditing and other professional fees                                                    1,730
Distribution and service plan fees                                                             1,640
Transfer and shareholder servicing agent fees                                                    753
Other                                                                                            401
                                                                                        ------------
Total liabilities                                                                             20,422

====================================================================================================
NET ASSETS                                                                                $8,262,197
                                                                                        ============

====================================================================================================
COMPOSITION OF NET ASSETS
Paid-in capital                                                                           $7,635,801
-----------------------------------------------------------------------------------------------------
Accumulated net investment income                                                                  3
-----------------------------------------------------------------------------------------------------
Accumulated net realized gain on investment transactions                                      98,878
-----------------------------------------------------------------------------------------------------
Net unrealized appreciation on investments--Note 3                                           527,515
                                                                                        ------------
Net assets                                                                                $8,262,197
                                                                                        ============


                     18   Oppenheimer Large Cap Growth Fund


====================================================================================================
NET ASSET VALUE PER SHARE
Class A Shares:
Net asset value and redemption price per share (based on net assets
of $6,059,316 and 507,922 shares of beneficial interest outstanding)                          $11.93
Maximum offering price per share (net asset value plus sales charge
of 5.75% of offering price)                                                                   $12.66

-----------------------------------------------------------------------------------------------------
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $1,764,173
and 148,424 shares of beneficial interest outstanding)                                        $11.89


-----------------------------------------------------------------------------------------------------
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $437,513
and 36,785 shares of beneficial interest outstanding)                                         $11.89


-----------------------------------------------------------------------------------------------------
Class Y Shares:
Net asset value, redemption price and offering price per share (based
on net assets of $1,195 and 100 shares of beneficial interest outstanding)                    $11.95

See accompanying Notes to Financial Statements.




                     19   Oppenheimer Large Cap Growth Fund

STATEMENT OF OPERATIONS

For the Period from December 17, 1998 (commencement of operations) to July 31, 1999

=====================================================================================
INVESTMENT INCOME
Dividends                                                                   $ 14,621
-------------------------------------------------------------------------------------
Interest                                                                       3,105
                                                                        ------------
Total income                                                                  17,726


=====================================================================================
EXPENSES
Management fees--Note 4                                                       21,497
-------------------------------------------------------------------------------------
Shareholder reports                                                           12,022
-------------------------------------------------------------------------------------
Distribution and service plan fees--Note 4:
Class A                                                                        3,675
Class B                                                                        2,978
Class C                                                                          795
-------------------------------------------------------------------------------------
Legal, auditing and other professional fees                                    5,836
-------------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees--Note 4:
Class A                                                                        2,907
Class B                                                                          667
Class C                                                                          166
-------------------------------------------------------------------------------------
Registration and filing fees                                                   2,507
-------------------------------------------------------------------------------------
Trustees' compensation--Note 1                                                 2,399
-------------------------------------------------------------------------------------
Custodian fees and expenses                                                      211
-------------------------------------------------------------------------------------
Other                                                                            464
                                                                        ------------
Total expenses                                                                56,124
Less reimbursement of expenses by OppenheimerFunds, Inc.--Note 4              (4,572)
Less expenses paid indirectly--Note 1                                           (193)
                                                                        ------------
Net expenses                                                                  51,359

=====================================================================================
NET INVESTMENT LOSS                                                          (33,633)

=====================================================================================
REALIZED AND UNREALIZED GAIN
Net realized gain on investments                                             130,952
-------------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation on investments         527,515
                                                                        ------------
Net realized and unrealized gain                                             658,467

=====================================================================================
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                        $624,834
                                                                        ============


See accompanying Notes to Financial Statements.



                     20   Oppenheimer Large Cap Growth Fund

STATEMENT OF CHANGES

                                                                                     PERIOD ENDED
                                                                                     JULY 31, 1999(1)
=====================================================================================================
OPERATIONS
Net investment loss                                                                       $  (33,633)
-----------------------------------------------------------------------------------------------------
Net realized gain                                                                            130,952
-----------------------------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation                                        527,515
                                                                                         ------------
Net increase in net assets resulting from operation                                          624,834

=====================================================================================================
BENEFICIAL INTEREST TRANSACTIONS
Net increase in net assets resulting from beneficial interest transactions--Note 2:
Class A                                                                                    5,504,074
Class B                                                                                    1,709,968
Class C                                                                                      422,321
Class Y                                                                                        1,000

=====================================================================================================
NET ASSETS
Total increase                                                                             8,262,197
-----------------------------------------------------------------------------------------------------
Beginning of period                                                                                --
                                                                                         ------------
End of period (including accumulated net investment income of $3 for the
period ended July 31, 1999)                                                               $8,262,197
                                                                                         ============


1. For the period from December 17, 1998 (commencement of operations) to July 31, 1999.

See accompanying Notes to Financial Statements.



                     21   Oppenheimer Large Cap Growth Fund

FINANCIAL HIGHLIGHTS

                                         CLASS A         CLASS B        CLASS C      CLASS Y
                                         -------         -------        -------      -------
                                         PERIOD ENDED    PERIOD ENDED   PERIOD ENDED PERIOD ENDED
                                         JULY 31,        JULY 31,       JULY 31,     JULY 31,
                                         1999(1)         1999(2)        1999(2)      1999(1)
=================================================================================================
PER SHARE OPERATING DATA
Net asset value, beginning of period      $10.00          $10.48         $10.48            $10.00
-------------------------------------------------------------------------------------------------
Income (loss) from investment
operations:
Net investment loss                        (1.05)          (1.04)         (1.04)            (1.03)
Net realized and unrealized gain            2.98            2.45           2.45              2.98
                                          ------          ------         ------            ------
Total income from investment
operations                                  1.93            1.41           1.41              1.95

-------------------------------------------------------------------------------------------------
Net asset value, end of period            $11.93          $11.89         $11.89            $11.95
                                          ======          ======         ======            ======
=================================================================================================
TOTAL RETURN, AT NET ASSET VALUE(3)        19.30%          13.45%         13.45%            19.50%

=================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
(in thousands)                            $6,059          $1,764           $438                $1
-------------------------------------------------------------------------------------------------
Average net assets (in thousands)         $4,028          $  722           $192                $1
-------------------------------------------------------------------------------------------------
Ratios to average net assets:(4)
Net investment loss                        (1.05)%         (1.93)%        (1.95)%           (0.72)%
Expenses, before reimbursement
and indirect expenses                       1.81%           2.92%          2.90%             1.65%
Expenses, after reimbursement
and indirect expenses                       1.65%           2.75%          2.73%             1.50%
-------------------------------------------------------------------------------------------------
Portfolio turnover rate(5)                   157%            157%           157%              157%

1. For the period from December 17, 1998 (commencement of operations) to July 31, 1999.

2. For the period from March 1, 1999 (inception of offering) to July 31, 1999.

3. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or commencement of operations), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods of less than one full year.

4. Annualized for periods of less than one full year.

5. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended July 31, 1999, were $14,032,069 and $7,353,947, respectively.

See accompanying Notes to Financial Statements.

                     22   Oppenheimer Large Cap Growth Fund

NOTES TO FINANCIAL STATEMENTS

================================================================================
1. SIGNIFICANT ACCOUNTING POLICIES

Oppenheimer Large Cap Growth Fund (the Fund) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's investment objective is to seek capital appreciation. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager). The Fund offers Class A, Class B, Class C and Class Y shares. Class A shares are sold with a front-end sales charge, on investments up to $1 million. Class B and Class C shares may be subject to a contingent deferred sales charge
(CDSC). Class Y shares are sold to certain institutional investors without either a front-end sales charge or a CDSC. All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Classes A, B and C have separate distribution and/or service plans. No such plan has been adopted for Class Y shares. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
SECURITIES VALUATION. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Trustees. Such securities which cannot be valued by an approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Trustees to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount. Foreign currency exchange contracts are valued based on the closing prices of the foreign currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. Options are valued based upon the last sale price on the principal exchange on which the option is traded or, in the absence of any transactions that day, the value is based upon the last sale price on the prior trading date if it is within the spread between the closing bid and asked prices. If the last sale price is outside the spread, the closing bid is used.



                     23   Oppenheimer Large Cap Growth Fund

================================================================================
1. SIGNIFICANT ACCOUNTING POLICIES  (CONTINUED)

REPURCHASE AGREEMENTS. The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.

--------------------------------------------------------------------------------
ALLOCATION OF INCOME, EXPENSES, GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

--------------------------------------------------------------------------------
FEDERAL TAXES. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required.

--------------------------------------------------------------------------------
TRUSTEES' COMPENSATION. The Fund has adopted a nonfunded retirement plan for the Fund's independent Trustees. Benefits are based on years of service and fees paid to each trustee during the years of service.

            The Board of Trustees has adopted a deferred compensation plan for independent Trustees that enables Trustees to elect to defer receipt of all or a portion of annual compensation they are entitled to receive from the Fund. Under the plan, the compensation deferred is periodically adjusted as though an equivalent amount had been invested for the Trustees in shares of one or more Oppenheimer funds selected by the Trustee. The amount paid to the Trustee under the plan will be determined based upon the performance of the selected funds. Deferral of Trustees' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net income per share.


                     24   Oppenheimer Large Cap Growth Fund

================================================================================
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

--------------------------------------------------------------------------------
CLASSIFICATION OF DISTRIBUTIONS TO SHAREHOLDERS. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

            The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the period ended July 31, 1999, amounts have been reclassified to reflect a decrease in paid-in capital of $1,562, a decrease in accumulated net investment loss of $33,636, and a decrease in accumulated net realized gain on investments of $32,074.

--------------------------------------------------------------------------------
EXPENSE OFFSET ARRANGEMENTS. Expenses paid indirectly represent a reduction of custodian fees for earnings on cash balances maintained by the Fund.

--------------------------------------------------------------------------------
OTHER. Investment transactions are accounted for as of trade date and dividend income is recorded on the ex-dividend date. Foreign dividend income is often recorded on the payable date. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.

            The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.



                     25   Oppenheimer Large Cap Growth Fund

================================================================================
2. SHARES OF BENEFICIAL INTEREST

The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                                                PERIOD ENDED JULY 31, 1999(1)(2)
                                                --------------------------------
                                                 SHARES                  AMOUNT
--------------------------------------------------------------------------------
Class A:

Sold                                             594,395              $6,469,402
Redeemed                                         (86,473)               (965,328)
                                                 -------              ----------
Net increase                                     507,922              $5,504,074
                                                 =======              ==========

--------------------------------------------------------------------------------
Class B:

Sold                                             151,712              $1,750,100
Redeemed                                          (3,288)                (40,132)
                                                 -------              ----------
Net increase                                     148,424              $1,709,968
                                                 =======              ==========

--------------------------------------------------------------------------------
Class C:

Sold                                              39,237              $  452,446
Redeemed                                          (2,452)                (30,125)
                                                 -------              ----------
Net increase                                      36,785              $  422,321
                                                 =======              ==========

--------------------------------------------------------------------------------
Class Y:
Sold                                                 100              $    1,000
                                                 -------              ----------
Net increase                                         100              $    1,000
                                                 =======              ==========

1. For the period from December 17, 1998 (commencement of operations) to July 31, 1999, for Class A and Class Y.

2. For the period from March 1, 1999 (inception of offering) to July 31, 1999, for Class B and Class C.

=============================================================================
3. UNREALIZED GAINS AND LOSSES ON SECURITIES

As of July 31, 1999, net unrealized appreciation on securities of $527,515 was composed of gross appreciation of $730,365, and gross depreciation of $202,850.



                     26   Oppenheimer Large Cap Growth Fund

================================================================================
4. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

MANAGEMENT FEES. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.75% of the first $200 million of average annual net assets, 0.72% of the next $200 million, 0.69% of the next $200 million, 0.66% of the next $200 million, and 0.60% of average annual net assets in excess of $800 million. The Fund's annualized management fee for the period ended July 31, 1999, was 0.75% of average annual net assets for each class of shares. The Manager has voluntarily reimbursed certain Fund expenses.
--------------------------------------------------------------------------------
TRANSFER AGENT FEES. OppenheimerFunds Services (OFS), a division of the
Manager, is the transfer and shareholder servicing agent for the Fund and for other Oppenheimer funds. OFS's total costs of providing such services are allocated ratably to these funds.
--------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE PLAN FEES. Under its General Distributor's Agreement with the Manager, the Distributor acts as the Fund's principal underwriter in the continuous public offering of the different classes of shares of the Fund.

The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is shown in the table below for the period indicated.

                                                CLASS A
                          AGGREGATE             FRONT-END        COMMISSIONS ON          COMMISSIONS ON          COMMISSIONS ON
                          FRONT-END SALES       SALES CHARGES    CLASS A SHARES          CLASS B SHARES          CLASS C SHARES
PERIOD                    CHARGES ON            RETAINED BY      ADVANCED BY             ADVANCED BY             ADVANCED BY
ENDED                     CLASS A SHARES        DISTRIBUTOR      DISTRIBUTOR(1)          DISTRIBUTOR(1)          DISTRIBUTOR(1)
-------------------------------------------------------------------------------------------------------------------------------
July 31, 1999             $36,309               $13,155          $1,675                  $20,956                 $1,186

1. The Distributor advances commission payments to dealers for certain sales of Class A shares and for sales of Class B and Class C shares from its own resources at the time of sale.

                CLASS A CONTINGENT              CLASS B CONTINGENT DEFERRED     CLASS C CONTINGENT DEFERRED
PERIOD          DEFERRED SALES CHARGES          SALES CHARGES RETAINED BY       SALES CHARGES RETAINED BY
ENDED           RETAINED BY DISTRIBUTOR         DISTRIBUTOR                     DISTRIBUTOR
-----------------------------------------------------------------------------------------------------------
July 31, 1999   $--                             $--                                                     $--

The Fund has adopted a Service Plan for Class A shares and Distribution and Service Plans for Class B and Class C shares under Rule 12b-1 of the Investment Company Act. Under those plans the Fund pays the Distributor for all or a portion of its costs incurred in connection with the distribution and/or servicing of the shares of the particular class.


                     27   Oppenheimer Large Cap Growth Fund

================================================================================
4. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES  (CONTINUED)

CLASS A SERVICE PLAN FEES. Under the Class A service plan, the Distributor currently uses the fees it receives from the Fund to pay brokers, dealers and other financial institutions. The Class A service plan permits reimbursements to the Distributor at a rate of up to 0.25% of average annual net assets of Class A shares. The Distributor makes payments to plan recipients quarterly at an annual rate not to exceed 0.25% of the average annual net assets consisting of Class A shares of the Fund. For the fiscal year ended July 31, 1999, payments under the Class A Plan totaled $3,675, all of which was paid by the Distributor to recipients. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years.

--------------------------------------------------------------------------------
CLASS B AND CLASS C DISTRIBUTION AND SERVICE PLAN FEES. Under each plan, service fees and distribution fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. The Class B and Class C plans provide for the Distributor to be compensated at a flat rate, whether the Distributor's distribution expenses are more or less than the amounts paid by the Fund under the plan during the period for which the fee is paid.

            The Distributor retains the asset-based sales charge on Class B shares. The Distributor retains the asset-based sales charge on Class C shares during the first year the shares are outstanding. The asset-based sales charges on Class B and Class C shares allow investors to buy shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell those shares.

            The Distributor's actual expenses in selling Class B and Class C shares may be more than the payments it receives from the contingent deferred sales charges collected on redeemed shares and from the Fund under the plans. If either the Class B or the Class C plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing shares before the plan was terminated. The plans allow for the carry-forward of distribution expenses, to be recovered from asset-based sales charges in subsequent fiscal periods.


                     28   Oppenheimer Large Cap Growth Fund

================================================================================
Distribution fees paid to the Distributor for the period ended July 31, 1999, were as follows:

                                                                                              DISTRIBUTOR'S
                                                                DISTRIBUTOR'S AGGREGATE       UNREIMBURSED
                TOTAL PAYMENTS          AMOUNT RETAINED         UNREIMBURSED EXPENSES         EXPENSES AS % OF
CLASS           UNDER PLAN              BY DISTRIBUTOR          UNDER PLAN                    NET ASSETS OF CLASS
-----------------------------------------------------------------------------------------------------------------
Class B Plan    $2,978                  $1,193                  $17,102                       0.97%
Class C Plan    $--                     $--                     $1,929                        0.44%

================================================================================
5. BANK BORROWINGS

The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.35%. Borrowings are payable 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.0575% per annum.

            The Fund had no borrowings outstanding during the period ended July 31, 1999.



                     29   Oppenheimer Large Cap Growth Fund

INDEPENDENT AUDITORS' REPORT

================================================================================
The Board of Trustees and Shareholders of
Oppenheimer Large Cap Growth Fund:

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Oppenheimer Large Cap Growth Fund as of July 31, 1999, and the related statement of operations, statement of changes in net assets and financial highlights for the period from December 17, 1998 (commencement of operations) to July 31, 1999. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

            We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 1999, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

            In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Large Cap Growth Fund as of July 31, 1999, and the results of its operations, the changes in its net assets and financial highlights for the period from December 17, 1998 (commencement of operations) to July 31, 1999, in conformity with generally accepted accounting principles.



KPMG LLP

Denver, Colorado
August 20, 1999



                     30   Oppenheimer Large Cap Growth Fund

FEDERAL INCOME TAX INFORMATION  (Unaudited)

================================================================================
In early 2000 shareholders will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 1999. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

            The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.



                     31   Oppenheimer Large Cap Growth Fund

OPPENHEIMER LARGE CAP GROWTH FUND

================================================================================
OFFICERS AND TRUSTEES    Leon Levy, Chairman of the Board of Trustees
                         Donald W. Spiro, Vice Chairman of the Board of Trustees
                         Bridget A. Macaskill, Trustee and President
                         Robert G. Galli, Trustee
                         Phillip A. Griffiths, Trustee
                         Benjamin Lipstein, Trustee
                         Elizabeth B. Moynihan, Trustee
                         Kenneth A. Randall, Trustee
                         Edward V. Regan, Trustee
                         Russell S. Reynolds, Jr., Trustee
                         Pauline Trigere, Trustee
                         Clayton K. Yeutter, Trustee
                         Bruce L. Bartlett, Vice President
                         Andrew J. Donohue, Secretary
                         Brian W. Wixted, Treasurer
                         Robert G. Zack, Assistant Secretary
                         Robert J. Bishop, Assistant Treasurer
                         Scott T. Farrar, Assistant Treasurer

================================================================================
INVESTMENT ADVISOR       OppenheimerFunds, Inc.

================================================================================
DISTRIBUTOR              OppenheimerFunds Distributor, Inc.

================================================================================
TRANSFER AND             OppenheimerFunds Services
SHAREHOLDER
SERVICING AGENT

================================================================================
CUSTODIAN OF             The Bank of New York
PORTFOLIO SECURITIES

================================================================================
INDEPENDENT AUDITORS     KPMG LLP

================================================================================
LEGAL COUNSEL            Mayer, Brown & Platt

                         This is a copy of a report to shareholders of Oppenheimer Large Cap Growth Fund. This report must be preceded or accompanied by a Prospectus of Oppenheimer Large Cap Growth Fund. For material information concerning the Fund, see the Prospectus.
                         Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.


                     32   Oppenheimer Large Cap Growth Fund

OPPENHEIMERFUNDS FAMILY

===================================================================================================
REAL ASSET FUNDS
---------------------------------------------------------------------------------------------------
Real Asset Fund                 Gold & Special Minerals Fund

===================================================================================================
GLOBAL STOCK FUNDS
---------------------------------------------------------------------------------------------------
Developing Markets Fund         International Growth Fund               Global Growth & Income Fund
International Small             Global Fund                             Europe Fund
  Company Fund                  Quest Global Value Fund

===================================================================================================
STOCK FUNDS
---------------------------------------------------------------------------------------------------
Enterprise Fund                 MidCap Fund                             Growth Fund
Discovery Fund                  Capital Appreciation Fund               Large Cap Growth Fund
Quest Small Cap Value Fund      Quest Capital Value Fund                Disciplined Value Fund
                                                                        Quest Value Fund
===================================================================================================
STOCK & BOND FUNDS
---------------------------------------------------------------------------------------------------
Main Street(R) Growth &         Total Return Fund                       Multiple Strategies Fund
  Income Fund(1)                Quest Balanced                          Disciplined Allocation Fund
Quest Opportunity                 Value Fund                            Convertible Securities Fund
  Value Fund                    Capital Income Fund(2)

===================================================================================================
TAXABLE BOND FUNDS
---------------------------------------------------------------------------------------------------
International Bond Fund         Champion Income Fund                    U.S. Government Trust
World Bond Fund                 Strategic Income Fund                   Limited-Term Government Fund
High Yield Fund                 Bond Fund

===================================================================================================
MUNICIPAL BOND FUNDS
---------------------------------------------------------------------------------------------------
California Municipal Fund(3)    Pennsylvania Municipal Fund(3)          Rochester Division:
Florida Municipal Fund(3)       Municipal Bond Fund                     Rochester Fund Municipals
New Jersey Municipal Fund(3)    Insured Municipal Fund                  Limited Term New York
New York Municipal Fund(3)      Intermediate Municipal Fund                Municipal Fund

===================================================================================================
MONEY MARKET FUNDS(4)
---------------------------------------------------------------------------------------------------
Money Market Fund               Cash Reserves

1. On 12/22/98, the Fund's name was changed from "Oppenheimer Main Street Income & Growth Fund."

2. On 4/1/99 the Fund's name was changed from "Oppenheimer Equity Income Fund."

3. Available only to investors in certain states.

4. An investment in money market funds is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although these funds may seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these funds. Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc., Two World Trade Center, New York, NY 10048-0203.

(C) Copyright 1999 OppenheimerFunds, Inc. All rights reserved.


                     33   Oppenheimer Large Cap Growth Fund

                     [This page intentionally left blank.]

                            INFORMATION AND SERVICES

As an Oppenheimer fund shareholder, you can benefit from special services designed to make investing simple. Whether it's automatic investment plans, timely market updates, or immediate account access, you can count on us whenever you need assistance. So call us today, or visit our website--we're here to help.

INTERNET
24-hr access to account information and transactions

WWW.OPPENHEIMERFUNDS.COM

GENERAL INFORMATION
Mon-Fri 8:30am-9pm ET, Sat 10am-4pm ET

1-800-525-7048

TELEPHONE TRANSACTIONS
Mon-Fri 8:30am-9pm ET, Sat 10am-4pm ET

1-800-852-8457

PHONELINK
24-hr automated information
and automated transactions

1-800-533-3310

TELECOMMUNICATIONS DEVICE FOR THE DEAF (TDD)
Mon-Fri 8:30am-6pm ET

1-800-843-4461

OPPENHEIMERFUNDS INFORMATION HOTLINE
24 hours a day, timely and insightful messages on the economy and issues that may affect your investments

1-800-835-3104

TRANSFER AND SHAREHOLDER SERVICING AGENT
OppenheimerFunds Services,
P.O. Box 5270, Denver, CO 80217-5270

[OPPENHEIMERFUNDS LOGO]
RA0775.001.0799        September 29,1999